UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Definitive Proxy Statement

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BAILLIE GIFFORD FUNDS

BAILLIE GIFFORD ETF TRUST

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BAILLIE GIFFORD FUNDS

Baillie Gifford Emerging Markets Equities Fund

BAILLIE GIFFORD ETF TRUST

Baillie Gifford Emerging Markets ETF

780 Third Avenue

43rd Floor

New York, NY 10017

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

[ ], 2026

Dear Shareholders,

I am writing to ask for your vote on an important matter that will affect your investments in Baillie Gifford Emerging Markets Equities Fund (the “EM Mutual Fund”) and/or Baillie Gifford Emerging Markets ETF (the “EM ETF”), as applicable. Votes will be cast at separate virtual shareholder meetings for each Fund, scheduled for [ ], 2026. Shareholders of each Fund will vote separately on each item proposed for that Fund. Details about the meetings and the ways you can submit your vote are included in the enclosed proxy statement.

Each Fund’s investment manager, Baillie Gifford Overseas Limited (“Baillie Gifford”), and the Board of Trustees (the “Board”) of each Fund are recommending a vote FOR the proposal to reclassify each Fund from “diversified” to “non-diversified” under the Investment Company Act of 1940, allowing Baillie Gifford greater flexibility in managing each Fund’s portfolio holdings.

Baillie Gifford and the Board believe that enhancing Baillie Gifford’s flexibility to manage each Fund is in the best interests of each Fund because it allows Baillie Gifford:

1)	to better pursue each Fund’s investment objective on behalf of the Fund’s shareholders; and

2)	to better actively manage positions held by each Fund that have large weightings in its benchmark index according to Baillie Gifford’s relative risk expectations for these issuers.

A summary of the Board’s considerations for approving the proposal for each Fund, as well as other important information, is provided in the proxy statement. Please read the proxy statement and consider it carefully before casting your voting instruction(s).

We appreciate your participation and prompt response to this important matter and thank you for your continued support.

Sincerely,

Gareth Griffiths
Gareth Griffiths, Secretary
Baillie Gifford Emerging Markets Equities Fund
Baillie Gifford Emerging Markets ETF

BAILLIE GIFFORD FUNDS

Baillie Gifford Emerging Markets Equities Fund

BAILLIE GIFFORD ETF TRUST

Baillie Gifford Emerging Markets ETF

780 Third Avenue

43rd Floor

New York, NY 10017

IMPORTANT NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD [ ], 2026

Separate Special Meetings for each of (1) the Shareholders of Baillie Gifford Emerging Markets Equities Fund (the “EM Mutual Fund”), a series of Baillie Gifford Funds (“BGF”), a Massachusetts business trust, and (2) the Shareholders of Baillie Gifford Emerging Markets ETF (the “EM ETF”) (each of EM Mutual Fund and EM ETF, a “Fund” and collectively, the “Funds”), a series of Baillie Gifford ETF Trust (“ETF Trust”) (each of BGF and ETF Trust, a “Trust” and collectively, the “Trusts”), a Massachusetts business trust, will be held virtually on [ ], 2026, at [9:00 a.m.] Eastern Time and [9:30 a.m.] Eastern Time, respectively, (each, a “Meeting,” and together, the “Meetings”) for the following purposes:

ITEM 1.	To approve reclassifying the diversification status of each Fund under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified”.

ITEM 2.	To transact such other business as may properly come before each Meeting and any adjournment(s) or postponements thereof.

THE BOARD OF TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ITEM 1.

Only a Fund’s shareholders of record as of [ ], 2026 (the “Record Date”) will be entitled to vote at its Meeting of Shareholders. Your vote is important. Whether or not you expect to attend the Meetings, please follow the steps listed on the enclosed proxy card to vote.

By order of the Board of Trustees of the Trusts,

Gareth Griffiths
Gareth Griffiths, Secretary
Baillie Gifford Emerging Markets Equities Fund
Baillie Gifford Emerging Markets ETF

[ ], 2026

NOTICE: YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETINGS. YOU MAY ALSO VOTE IF YOU ATTEND THE SPECIAL MEETINGS.

Proxy Statement

[ ], 2026

BAILLIE GIFFORD FUNDS

Baillie Gifford Emerging Markets Equities Fund

BAILLIE GIFFORD ETF TRUST

Baillie Gifford Emerging Markets ETF

780 Third Avenue

43rd Floor

New York, NY 10017

This Proxy Statement relates to the proposals to reclassify the diversification status of Baillie Gifford Emerging Markets Equities Fund (the “EM Mutual Fund”), a series of Baillie Gifford Funds (“BGF”), and Baillie Gifford Emerging Markets ETF (the “EM ETF”) (each of EM Mutual Fund and EM ETF, a “Fund” and collectively, the “Funds”), a series of Baillie Gifford ETF Trust (“ETF Trust”) (each of BGF and ETF Trust, a “Trust” and collectively, the “Trusts”), from “diversified” to “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”) (each, a “Proposal” and together, the “Proposals”).

This Proxy Statement is being mailed to shareholders of each Fund on or about [ ], 2026.

All proxies solicited by the Boards of Trustees of the Funds (the “Board” and each member a “Trustee” and collectively the “Trustees”) that are properly executed and received by the Secretary of each Fund prior to the virtual Special Meeting of Shareholders of such Fund to be held on [ ], 2026 (each, a “Meeting” and together, the “Meetings”), and not revoked, will be voted at the Meetings.

For your vote to be counted it must be received by Broadridge Investor Communication Solutions, Inc. (“Broadridge”) by [ ] Eastern Time on [ ].

This Proxy Statement is available at www.proxyvote.com.

To attend and vote at the Meetings, please register at [www.virtualshareholdermeeting.com/[ ]] for the EM Mutual Fund and/or [www.virtualshareholdermeeting.com/[ ]] for the EM ETF.

The Meetings will be held in a virtual format only. Shareholders are invited to attend the Meetings by means of a live webcast using the unique links provided above. Shareholders will not be able to attend the Meetings in person and are encourage to access their Meeting(s) prior to the designated start time. Online check-in will begin [15 minutes prior to the designated start time for each Meeting], to allow time for the check-in procedures.

This Proxy Statement explains concisely what you should know before voting on a Fund’s proposed reclassification from a diversified fund to a non-diversified fund. Please read it carefully and retain it for future reference.

If there is anything you do not understand, please call the toll-free number, [ ], or contact your financial intermediary.

Instructions for Voting Proxies

The giving of a proxy will not affect a shareholder’s right to vote at the meeting should the shareholder decide to attend a Meeting. To vote by mail, please mark, sign, date and return the enclosed proxy card following the instructions printed on the card. Please refer to your proxy card for instructions on voting by telephone or Internet.

What are shareholders being asked to vote on?

Baillie Gifford Overseas Limited (“Baillie Gifford”), which serves as the Funds’ investment adviser, and the Board are recommending that shareholders of each Fund approve the reclassification of the Fund’s diversification status from diversified to non-diversified. As a diversified fund, each Fund is currently limited in the portion of portfolio investments that can be invested into issuers that constitute holdings of greater than 5% of the Fund’s assets. If the reclassification is approved by a Fund’s shareholders, that Fund will not be subject to these limitations, providing Baillie Gifford with greater flexibility to increase or decrease positions in individual issuers according to its relative risk expectations for these issuers and to actively manage the Fund’s portfolio holdings. If shareholders approve the reclassification of a Fund as a non-diversified fund, the Fund’s fundamental investment policies regarding diversification of investments will be changed to reflect that the Fund is non-diversified. The Fund’s investment objective and other investment policies will remain unchanged. A comparison of each Fund’s current disclosure of principal investment strategies and its expected disclosure of principal investment strategies following the implementation of the Proposal (assuming shareholder approval) is set forth below (deleted language is in bold strike-through text and new language is in bold underlined text):

EM Mutual Fund Principal Investment Strategies Following the Reclassification

The Fund seeks to meet its objective by investing in a portfolio of common stocks and other equity securities of issuers located in countries of emerging and frontier markets.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located in countries represented in the MSCI Emerging Markets Index. The countries represented in the MSCI Emerging Markets Index include markets that may be less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity, and regulation. The Fund invests in equity securities either directly or indirectly, such as through depositary receipts or participatory notes, and may invest in preferred stocks, convertible securities, rights and warrants. The Fund is not constrained with respect to market capitalization and may participate in initial public offerings (“IPOs”). In addition, investment is permitted in securities offerings that are not registered in the U.S. The portfolio managers have flexibility to gain exposure to one or more emerging markets through investing in exchange traded funds (“ETFs”) that track relevant equity indices.

The portfolio managers primarily employ a bottom-up approach to stock selection, seeking to identify companies they believe have attractive long-term growth prospects, and select companies without being constrained by the MSCI Emerging Markets benchmark. The portfolio managers may reference the benchmark to set limits on the relative weighting ~~of countries in the portfolio~~. The portfolio managers can also consider macro-economic factors when identifying potential investments. The portfolio managers focus on company research and the long-term outlook of companies and industries. Ideas can come from a wide variety of sources, including, but not limited to, research trips, company meetings, and relationships with industry thought leaders and academic institutions. Stock ideas are normally researched to assess a range of factors, including: long-term growth potential, geographic and industry positioning, competitive advantage, management, financial strength and valuation. Under normal circumstances, the intended outcome is a portfolio typically consisting of between 60 and 100 growth companies with the potential to outperform the Fund’s benchmark over the long term. The process can result in significant exposure to a single issuer, industry or sector or a single country or a small number of countries, which in recent periods has included China. The Fund expects to invest significantly in Chinese companies including through China A shares, which are common stocks and other equity securities that are listed or traded on a Chinese stock exchange and which are quoted in renminbi, the official currency of China. The Fund intends to operate as a non-diversified fund, which means that it may invest a relatively large percentage of its assets in a small number of issuers, industries, or sectors. The Fund aims to hold securities for long periods (typically at least 5 years), which generally results in relatively low portfolio turnover and is in line with the portfolio managers’ long-term investment outlook. When assessing a company’s long-term growth prospects, the portfolio managers seek to identify and to incorporate a range of factors that are material to managing the Fund’s investment risks and maximizing capital appreciation. Such factors potentially include the environmental, social, and/or governance characteristics of the company, such as stewardship, sustainable business practices, and/or corporate culture.

The Fund may invest without limitation in securities quoted or denominated in currencies other than the U.S. dollar and may hold such currencies. The Fund does not expect to engage in currency hedging and thus expects to be fully exposed to currency fluctuations relative to the U.S. dollar.

EM ETF Principal Investment Strategies Following the Reclassification

The Fund is an actively managed ETF. The Fund seeks to meet its objective by investing in a portfolio of common stocks and other equity securities of issuers located in countries of emerging and frontier markets.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located in countries represented in the MSCI Emerging Markets Index. The countries represented in the MSCI Emerging Markets Index include markets that may be less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity, and regulation. The Fund invests in equity securities either directly or indirectly, such as through depositary receipts or participatory notes, and may invest in preferred stocks, convertible securities, rights and warrants. Under normal circumstances, the Fund is expected to invest to a significant extent (up to 70% of the Fund’s net assets) in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The portfolio managers also have flexibility to implement the Fund’s investment strategy through investing in active ETFs and ETFs that track relevant equity indices. The Fund is not constrained with respect to market capitalization and may participate in initial public offerings (“IPOs”). In addition, investment is permitted in securities offerings that are not registered in the U.S.

The portfolio managers primarily employ a bottom-up approach to stock selection, seeking to identify companies they believe have attractive long-term growth prospects, and select companies without being constrained by the MSCI Emerging Markets benchmark. The portfolio managers may reference the benchmark to set limits on the relative weighting ~~of countries in the portfolio~~. The portfolio managers can also consider macro-economic factors when identifying potential investments. The portfolio managers focus on company research and the long-term outlook of companies and industries. Ideas can come from a wide variety of sources, including, but not limited to, research trips, company meetings, and relationships with industry thought leaders and academic institutions. Stock ideas are normally researched to assess a range of factors, including: long-term growth potential, geographic and industry positioning, competitive advantage, management, financial strength and valuation. Under normal circumstances, the intended outcome is a portfolio typically consisting of between 60 and 100 growth companies with the potential to outperform the Fund’s benchmark over the long term. The process can result in significant exposure to a single issuer, industry or sector or a single country or a small number of countries. The Fund expects to invest significantly in Chinese companies including through China A shares, which are common stocks and other equity securities that are listed or traded on a Chinese stock exchange and which are quoted in renminbi, the official currency of China. The Fund intends to operate as a non-diversified fund, which means that it may invest a relatively large percentage of its assets in a small number of issuers, industries, or sectors. The Fund aims to hold securities for long periods (typically at least 5 years), which generally results in relatively low portfolio turnover and is in line with the portfolio managers’ long-term investment outlook. When assessing a company’s long-term growth prospects, the portfolio managers seek to identify and to incorporate a range of factors that are material to managing the Fund’s investment risks and maximizing capital appreciation. Such factors potentially include the environmental, social, and/or governance characteristics of the company, such as stewardship, sustainable business practices, and/or corporate culture.

The Fund may invest without limitation in securities quoted or denominated in currencies other than the U.S. dollar and may hold such currencies. The Fund does not expect to engage in currency hedging and thus expects to be fully exposed to currency fluctuations relative to the U.S. dollar.

What is the difference between a diversified fund and non-diversified fund?

Under Section 5(b) of the 1940 Act a fund must be classified as either diversified or non-diversified. The 1940 Act provides that a fund that is classified as diversified, with respect to 75% of its total assets, may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. Additionally, with respect to 75% of its total assets, a diversified fund may not hold more than 10% of the outstanding voting securities of any one issuer. These restrictions do not apply to U.S. government securities, securities of other investment companies, or cash and cash items (including receivables). A U.S. government security is any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States, or any certificate of deposit for any of the forgoing. The remaining 25% of a diversified fund’s total assets are not subject to these limitations.  In effect the aggregated total of single issuer positions of 5% or more cannot exceed 25% of a fund’s total assets. The above limitations applicable to diversified funds apply at the time of a fund’s investment in a security and, therefore, a fund is not required to sell a position in a security if the fund subsequently exceeds the diversification limits as a result of market appreciation of such security. In these instances, however, a diversified fund is restricted from purchasing any additional amount of such security – even if only in response to fund inflows – until the fund’s portfolio is in compliance with the above diversification limits.

A non-diversified fund is not subject to these limitations and may therefore hold a greater percentage of its assets in the securities of a single issuer or small number of issuers. For example, a non-diversified fund may freely establish an overweight position in an issuer relative to the issuer’s benchmark index weight as an expression of the portfolio managers’ confidence in their high-conviction ideas, whereas a diversified fund may be constrained from doing the same by the diversification requirements if the issuer’s benchmark index weight is sufficiently large. While a non-diversified fund is not subject to the diversification limitations under the 1940 Act, it is still subject to tax diversification requirements under the Internal Revenue Code of 1986 (the “Code”) (please see below for more detail).

Why are shareholders being asked to approve a change in the Funds’ diversification classifications?

Each Fund’s investment objective is to seek capital appreciation. Each Fund seeks to meet its objective by investing in a portfolio of common stocks and other equity securities of issuers located in countries of emerging and frontier markets. Under normal circumstances, each Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located in countries represented in the MSCI Emerging Markets Index (the “Index”).

Over the past several years, certain technology-related issuers in emerging markets have experienced significant increases in market capitalization. Consequently, the Index has become much more concentrated at the individual issuer level, and a small number of issuers, most notably Taiwan Semiconductor Manufacturing Co. (“TSMC”), dominate the Index. As of June 30, 2026, issuer weightings over 5%, in aggregate, comprised 31.78% of the Index’s total weight. Specifically, as of June 30, 2026, the weightings of the following issuers represented over 5% of the Index: TSMC (15.08%), Samsung Electronics Co., Ltd. (9.05%), and SK Hynix Inc. (7.65%). Although levels of concentration have historically fluctuated in the Index, Baillie Gifford believes that this type of market concentration is likely to continue.

In order to meet the requirements of each Fund’s current diversification status, Baillie Gifford is limited in its ability to manage each Fund’s current positions in certain issuers. Similar to the Index, each Fund’s portfolio has gradually invested a greater percentage in a handful of its largest holdings over time, concurrent with significant increases in the market capitalization of certain emerging-markets issuers. As of June 30, 2026, issuer weightings over 5%, in aggregate, comprised 24.1% of the EM Mutual Fund’s total assets, and several of the Fund’s other positions were approaching the 5% threshold and may exceed that threshold through ordinary market appreciation. The Fund is not required to reduce its positions that exceed the 5% threshold as a result of market appreciation subsequent to the Fund’s investment; however, in light of the Fund’s current aggregated total of single issuer positions of 5% or more, it must pause further purchases of any holdings with 5% or greater weighting. In these instances, Baillie Gifford is limited in its ability to manage such larger positions based on its current investment thesis or relative risk expectations for these issuers. Specifically, Baillie Gifford is currently limited to only being able to reduce its more concentrated positions and, therefore, is unable to freely adjust these positions upward or downward relative to the portfolio managers’ long-term outlook of an issuer’s fundamentals. In certain circumstances, the portfolio managers have been required to limit or reduce exposure to high-conviction investments – or otherwise to adjust portfolio weights – in order to maintain compliance with the 1940 Act, despite their continued confidence in the underlying investment thesis. Such a situation puts the Funds in danger of underperforming their benchmarks (as well as any non-diversified competitor funds) in part due to having a relative underweight to issuers in which the portfolio management team has high conviction and would potentially wish to overweight. The Fund is actively managed and does not seek to track the holdings or issuer weightings of the Index and, therefore, if the proposal is approved by the Fund’s shareholders, the Fund may freely hold overweight or underweight positions in specific issuers relative to the Index based on Baillie Gifford’s long-term risk and return expectations for a particular issuer. The EM ETF employs a substantially similar emerging markets investment strategy as the EM Mutual Fund and faces identical structural constraints from its diversified classification. As of June 30, 2026, issuer weightings over 5%, in aggregate, comprised 23.74% of the EM ETF’s total assets, and several of the Fund’s other positions were approaching the 5% threshold and may exceed that threshold through ordinary market appreciation.

Baillie Gifford believes that reclassifying each Fund as a non-diversified fund is in the best interests of each Fund and its shareholders and will provide Baillie Gifford with increased investment flexibility to actively manage each Fund’s portfolio holdings, including the ability to freely adjust individual positions based on Baillie Gifford’s relative risk expectations and investment thesis for individual issuers. The Board, including the Trustees who are not interested persons of the Funds (as defined in the 1940 Act), unanimously recommends approval of each Proposal. A summary of the Board’s considerations for approving the Proposal for each Fund is included below under the heading, “What were the Board’s considerations?”

As noted above, if shareholders approve the reclassification of a Fund to a non-diversified fund, the Fund’s fundamental investment policies regarding diversification of investments will be changed to reflect that the Fund is non-diversified. Such Fund’s other investment policies will remain unchanged, including the Fund’s policy concerning industry concentration.

Who is eligible to vote?

Only shareholders of a Fund as of the close of business on [ ], 2026 (the “Record Date”), will be entitled to vote or give voting instructions at the applicable Meeting, and will be entitled to one vote for each share they hold.

Will the reclassification have tax consequences for the Fund?

Approval of these Proposals will not affect the Funds’ ability to comply with the diversification and other requirements of the Code, which are applicable to the Funds so that the Funds will not be subject to U.S. federal income taxes on their respective net investment income. In this regard, the applicable diversification requirements imposed by the Code provide that each Fund must diversify its holdings so that at the end of each quarter of the Fund’s taxable year (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in (x) the securities of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses (other than U.S. government securities or the securities of other regulated investment companies) or (y) in the securities of one or more publicly traded partnerships.

Will the reclassification increase the Funds’ risk profile?

Baillie Gifford believes that moving to a non-diversified classification can enhance a Baillie Gifford’s ability to manage portfolio risk and can potentially decrease overall portfolio risk by providing Baillie Gifford with more flexibility to adjust individual positions based on Baillie Gifford’s relative risk expectations for specific issuers. The change from a diversified fund to a non-diversified fund does not necessarily mean that Baillie Gifford will manage a Fund as a more concentrated portfolio, although Baillie Gifford will have greater flexibility in this regard, and Baillie Gifford does not anticipate any material change to each Fund’s investment approach. Additionally, the removal of the constraints tied to diversified fund status is not expected to change Baillie Gifford’s approach to risk controls as they impact the oversight and management of the Funds’ investment portfolios. However, to the extent a Fund allocates a larger portion of investments to a smaller number of issuers, such Fund will be exposed to the risks associated with such issuers to a greater extent than if the Fund spread out its investments more broadly across a larger number of issuers. Poor performance by the issuer of any one of these larger holdings could adversely affect a Fund operating as a non-diversified fund to a greater extent than if the Fund operated as a more broadly diversified fund. While investing a larger portion of a Fund’s assets in the stocks of fewer issuers may prove beneficial when such issuers outperform the market, larger investments in the stocks of fewer issuers may also magnify any negative returns or underperformance by such issuers. In general, because a Fund’s performance may become more closely tied to the value of a single issuer or small number of issuers, it is likely to become more volatile than the performance of more diversified funds. However, Baillie Gifford believes these additional risks are outweighed by the potential for improved Fund performance and greater flexibility afforded to Baillie Gifford. As discussed above, there have been significant increases in the market capitalization of certain technology-related, emerging-markets issuers currently held by the Funds and included in the Index. These recent and trending changes in stock market dynamics have the potential to increase the volatility of prices and the investment risks associated with companies contained in broad-based equity indices more generally, as the financial fortunes of a handful of issuers can have an outsized impact across the full swath of listed companies in emerging markets. The limitations imposed on diversified funds under the 1940 Act restrict Baillie Gifford’s flexibility to actively manage these positions. Baillie Gifford believes that moving to a non-diversified classification can enhance the Funds’ ability to manage portfolio risk and can potentially decrease overall portfolio risk by providing Baillie Gifford with more flexibility to adjust individual positions based on Baillie Gifford’s relative risk expectations for these issuers.

If shareholders approve the reclassification of a Fund as a non-diversified fund, the following language will be added to the Fund’s “Principal Risks” section:

EM Mutual Fund	EM ETF

Non-Diversification Risk – The Fund is classified as a “non-diversified” fund. A non-diversified fund may hold a smaller number of portfolio securities, with larger positions in each security it holds, than many other mutual funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund’s shares may be more volatile than the values of shares of more diversified funds. See also “Focused Investment Risk.”

Non-Diversification Risk – The Fund is classified as a “non-diversified” fund. A non-diversified fund may hold a smaller number of portfolio securities, with larger positions in each security it holds, than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund’s shares may be more volatile than the values of shares of more diversified funds. See also “Focused Investment Risk.”

Additionally, the section titled “Additional Risks” in the Fund’s prospectus will be revised to indicate that Non-Diversification Risk is applicable to the Fund.

Who manages the Funds?

Investment Adviser. Baillie Gifford is the investment adviser for the Funds. Baillie Gifford, located at  3 Haymarket Square, Edinburgh, EH3 8RY, United Kingdom, is a registered investment adviser which, together with its affiliates, advises other funds, including other mutual funds and ETFs, and a variety of private accounts, including accounts managed on behalf of corporate and public pension plan sponsors, endowments, foundations, sovereign wealth funds, and family office clients. Baillie Gifford was organized in 1983 and had approximate assets under management of $[ ] billion as of [ ]. Baillie Gifford is a wholly owned subsidiary of Baillie Gifford & Co, which is controlled by its working partners.

Administrator. The Funds’ administrator is The Bank of New York Mellon, located at 240 Greenwich Street, New York, New York 10286.

Principal Underwriter. The Funds’ principal underwriter is Baillie Gifford Funds Services LLC (“BGFS”), located at 780 Third Avenue, 43rd Floor, New York, New York 10017.

What are the costs associated with each Fund’s reclassification?

The aggregate costs and expenses associated with the reclassification of the Funds from diversified status to non-diversified status are estimated to be approximately $[ ] with respect to the EM Mutual Fund and $[ ] with respect to the EM ETF. These cost estimates include estimated costs for printing, preparation, and mailing of the proxy materials and related shareholder communications. Additionally, this cost estimate includes estimated costs to be paid to Broadridge for the EM Mutual Fund and EM ETF, respectively, to provide shareholder solicitation services, vote tabulation services, and shareholder meeting services. Baillie Gifford has agreed to bear the direct fees and expenses associated with each Fund’s reclassification, including the costs described above.

To the extent portfolio securities are repositioned in connection with the change in classification from a diversified fund to a non-diversified fund, shareholders of a Fund will indirectly incur commissions and other transaction costs typically associated with the purchase and sale of securities. Baillie Gifford expects that any immediate costs associated with repositioning of a Fund’s holdings as a result of the change to a non-diversified fund will be immaterial relative to the Fund’s net assets. Baillie Gifford anticipates that any resulting changes to a Fund’s portfolio composition will occur over a period of time in response to Baillie Gifford’s view of the performance potential and relative risk of an issuer in light of prevailing market conditions. These transactions may also generate taxable gains for shareholders, which will vary depending on the level of repositioning of a Fund’s holdings.

What were the Board’s considerations?

In approving the change to reclassify each Fund from diversified to non-diversified, the Board considered several factors, based on Baillie Gifford’s recommendation and the supporting materials and information presented by Baillie Gifford and counsel to the Funds.  The Board did not identify any single factor as determinative in its analysis, but rather the Board considered a variety of factors, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

(a) The Board considered the potential benefits to each Fund from operating as a non-diversified Fund, including that operating the Funds as non-diversified would give Baillie Gifford more flexibility to manage each Fund in accordance with its established strategy. In assessing the potential benefits, the Board took into account information from Baillie Gifford regarding the changes to the market dynamics in emerging markets and the increasing concentration of broad-based emerging market benchmarks across a smaller number of heavily weighted issuers, and the related impacts on Baillie Gifford’s management of the Funds’ portfolios.

(b) The Board took into consideration Baillie Gifford’s statement that the current diversified status puts the Funds in danger of underperforming their benchmarks (as well as any non-diversified competitor funds) in part due to having a relative underweight to issuers in which the portfolio management team has high conviction and would potentially wish to overweight.

(c) The Board considered the risks associated with operating as a non-diversified fund, including the increased risk that poor performance of a single investment or a fewer number of investments will have a greater impact on a Fund than if it were diversified. In this regard, the Board took into account that operating as a non-diversified fund may lead to increased volatility of investment returns. The Board considered Baillie Gifford’s belief that these additional risks are outweighed by the potential for improved Fund performance and greater flexibility afforded to Baillie Gifford. The Board also considered Baillie Gifford’s representation that it does not anticipate any material change to the Funds’ investment approach or any change to Baillie Gifford’s approach to risk controls as they impact the oversight and management of the Funds’ investment portfolios.

(d) The Board took into account Baillie Gifford’s assessment of the anticipated costs associated with potential portfolio repositioning, if any, that would be borne by the Funds. The Board also noted that Baillie Gifford had undertaken to bear all direct fees and expenses associated with the Funds’ reclassification.

(e) The Board considered Baillie Gifford’s written confirmation of its belief that the reclassification is in the best interests of each Fund and its shareholders.

What if shareholders do not approve the reclassification?

If shareholders do not approve a Fund’s reclassification from a diversified fund to non-diversified fund, there will be no changes made to that Fund’s classification and the Fund will continue to operate as a diversified fund.

The Board, including the Trustees who are not interested persons of the Funds (as defined in the 1940 Act), unanimously recommends approval of the reclassification for each Fund.

The Board knows of no matters other than those set forth herein to be brought before the Meetings. If, however, any other matters properly come before the Meetings, it is the Board’s intention that proxies will be voted on such matters in accordance with the judgement of the persons named in the enclosed form of proxy.

MORE INFORMATION ABOUT THE PROPOSALS

The reclassification will become effective for a Fund only if approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund entitled to vote. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting power of the securities present at the applicable Meeting or represented by proxy, if the holders of more than 50% of the voting power of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities.

Quorum, and Method of Tabulation.

For each Meeting, 40% of a Fund’s outstanding shares entitled to vote in person or by proxy as of the Record Date shall be a quorum for the transaction of business at the Meeting. Abstentions will be treated as votes present at the Meeting but will not be treated as votes cast at such Meeting. Thus, abstentions will be included for purposes of determining whether a quorum is present but will have the same effect as a vote against the Proposals. There are unlikely to be any “broker non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) at the Meeting because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by the customers on the matters to be presented at the Meeting. If any broker non-votes are received, they will have the same effect as abstentions.

Shares Outstanding. The number of shares of the EM Mutual Fund outstanding as of [July 31, 2026], were as follows:

Class of Shares Class 2 Class 3 Class 4 Class 5 Class K Institutional Class	Number of Shares Outstanding (rounded to the nearest share) [175,135] [6,241,221] [15,921,575] [50,186,202] [105,952,272] [76,357,716]

The number of shares of the EM ETF outstanding as of [July 31, 2026], were as follows:

Number of Shares Outstanding [475,000]

Share Ownership. As of [July 31, 2026], the officers and Trustees, as a group, beneficially owned less than 1% of any class of the outstanding shares of either Fund.

To the best of the knowledge of each Fund, as of [July 31, 2026], the following shareholders owned of record or beneficially 5% or more of the following classes of each Fund’s outstanding shares. All holdings are of record unless otherwise indicated.

[Baillie Gifford Emerging Markets Equities Fund
Investor	Investor Address	Percentage Ownership of Class
The Rockefeller Foundation - Class 2	Investments Office 19th Floor, 420 Fifth Avenue, New York, NY 10018	100.00%
Sacramento County Employees Retirement System - Class 4	980 9th Street, Suite 1900, Sacramento, CA 95814-2739	61.48%
Board of Trustees for the Maryland State Retirement and Pension System - Class 5	120 E Baltimore Street, 16th Floor, Baltimore, MD 21202-6703	58.20%
Baylor College of Medicine - Class 3	One Baylor Plaza MS209 Houston, TX 77030	46.45%
City of Austin Employees Retirement System - Class 4	4700 Mueller Blvd Suite 100, Austin, TX 78723	38.52%
Charles Schwab & Co Inc Special Custody A/C FBO Customers - Institutional Class*	211 Main Street, San Francisco, CA 94105	34.78%
City of Hope - Class 3	1500 E Duarte Road, Duarte, CA 91010-3000	27.90%
National Financial Services LLC - Institutional Class*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	26.78%
Beckman Research Institute of The City of Hope - Class 3	1450 E Duarte Road, Duarte, CA 91010-3008	25.65%
FedEx Corporation Employee Pension Trust - Class 5	942 S Shady Grove Road, Memphis, TN 38120	20.90%
SEI Private Trust Company - Class K*	1 Freedom Valley Drive, Oaks, PA 19456	19.56%
Charles Schwab & Co Inc Special Custody A/C FBO Customers - Class K*	211 Main Street, San Francisco, CA 94105	16.77%
Pershing LLC - Institutional Class*	PO Box 2052, Jersey City, NJ 07303	13.01%
LPL Financial FBO Customer Accounts - Institutional Class*	PO Box 509046, San Diego, CA 92150-9046	10.79%
Raymond James Omnibus for Mutual Funds House Account - Institutional Class*	880 Carillon Parkway, St Petersburg, FL 33716	10.08%
Northern Trust C/O Custodian - Class K*	50 S Lasalle Street, Chicago, IL 60675	9.41%
State Street Bank and Trust Company, As Trustee for PwC Defined Contribution Investment Trust - Class K	1776 Heritage Drive, North Quincy, MA 02171	8.39%
Empower Trust FBO Wells Fargo & Co - Class K	8515 E Orchard Rd, Greenwood Village, CO 80111	7.32%
AT&T Services Inc. SBC Master Pension Trust - Class 5	208 S Akard St, 27th Fl, Dallas, TX 75202	6.92%
Fresno County Employees Retirement Association - Class K	7772 N Palm Avenue, Fresno, CA 93711-5734	6.37%
Fire and Police Pension Association of Colorado - Class 5	7979 East Tufts Avenue Ste 900, Denver, CO 80237-2985	5.94%
Mac & Co - Class K*	500 Grant Street Room 151-1010, Pittsburgh, PA 15258	5.68%
The Salvation Army A Georgia Corporation - Class 5	1424 Northeast Expwy, Atlanta, GA 30329	5.19%]

To the best of the knowledge of each Fund, as of [July 31, 2026], there were no shareholders of record that owned 25% or more of either Fund’s outstanding shares.

Solicitation of Proxies.  The Board and employees of Baillie Gifford and BGFS may solicit proxies in person or virtually, or by mail or telephone.  The Funds have engaged Broadridge to provide shareholder meeting services as well as vote solicitation and tabulation services. A proxy may be revoked prior to its exercise by a signed writing filed with Broadridge Investor Communication Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717, or by attending the applicable Meeting and voting at the Meeting. Please refer to the section of this Proxy Statement entitled “What are the costs associated with each Fund’s reclassification?” for further information concerning these and other costs associated with these Proposals.

Voting instructions will be solicited primarily by mailing this Proxy Statement and its enclosures, but voting instructions may also be solicited through further e-mailings, telephone calls, personal interviews or mailings by officers. Officers of the Trusts or their agents may solicit voting instructions by mail, e-mail, telephone, facsimile, internet, or in person. Each Trust has engaged Broadridge Investor Communication Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies for the Meetings.

Virtual Meeting

Each Meeting will be a virtual meeting, which will be conducted via live webcast. To participate in a Meeting virtually via the Internet, please visit [www.virtualshareholdermeeting.com/[ ]] for the EM Mutual Fund and/or [www.virtualshareholdermeeting.com/[ ]] for the EM ETF.

Attending the Virtual Meeting

Each Meeting will be held entirely online using the unique link for that Meeting provided above. Additional information about the Meetings is provided below:

The webcast for the EM Mutual Fund Meeting will begin promptly at [9:00 a.m.] Eastern Time on [ ], 2026, and the webcast for the EM ETF Meeting will begin promptly at [9:30 a.m.] Eastern Time on [ ], 2026.

We encourage you to access the applicable Meeting prior to the start time. Online check-in will begin [15 minutes prior to the designated start time for each Meeting], Eastern Time, and you should allow ample time for the check-in procedures.

Technical Assistance for the Virtual Meeting

We encourage shareholders to log into the applicable virtual Meeting fifteen (15) minutes prior to the start of the Meeting to test their Internet connectivity. If you encounter any technical difficulties with the virtual Meeting, the Technical Support phone numbers will be posted on the virtual shareholder meeting website. Technical Support will be available starting [15 minutes prior to the designated start time for each Meeting], Eastern Time.

Questions from shareholders to be considered at the Meetings must be submitted to Broadridge at [ ] no later than [8:00 a.m. ET] on [ ], 2026.

[Shareholders whose shares are held by a broker, bank or other nominee must first obtain a "legal proxy" from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. Obtaining a legal proxy may take several days. Once shareholders have obtained a new control number, they must visit [www.virtualshareholdermeeting.com/[   ]][   ] for the EM Mutual Fund and/or [www.virtualshareholdermeeting.com/[ ]] for the EM ETF and submit their name and newly issued control number in order to register to participate in and vote at a Meeting.]

Any shareholder who does not expect to virtually attend the Meetings is urged to vote using the touch-tone telephone or internet voting instructions that follow or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, shareholders are urged to respond promptly, no matter how large or small their holdings may be. If shareholders wish to wait until the Meetings to vote their shares, they will need to follow the instructions available on the Meetings’ website during the Meetings in order to do so.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts within a Fund or across several Funds. Additionally, unless the Funds have received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to the Manager at [3 Haymarket Square, Edinburgh, Scotland EH3 8RY], or by emailing northamericanvehiclesteam@bailliegifford.com, or by telephoning collect 1-844-394-6127 (Attention: North American Vehicles Team) before 12:00 noon (Eastern Time) on any business day.

Revocation of Proxies.  Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before the Meetings, by a written revocation received by the Secretary of the Fund or by properly executing a later-dated proxy or by attending a Meeting and voting.

Shareholder Proposals.  Each Trust is a Massachusetts business trust and, as such, is not required to hold annual meetings of shareholders. However, the Trustees of each Trust may from time-to-time schedule special meetings of shareholders. Any shareholder who wishes to submit a proposal to be considered by a Fund’s shareholders at the next meeting of shareholders should send the proposal to Baillie Gifford Emerging Markets Equities Fund, c/o Gareth Griffiths, 780 Third Avenue, 43rd Floor, New York, New York 10017, or Baillie Gifford Emerging Markets ETF, c/o Gareth Griffiths, 780 Third Avenue, 43rd Floor, New York, New York 10017, as applicable, so as to be received within a reasonable time before the Board of Trustees makes the solicitation relating to such meeting.  The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included.  Shareholder proposals are subject to certain requirements under the federal securities laws.

Adjournment.  If the necessary quorum to transact business is not present or sufficient votes in favor of a Proposal are not received by the time scheduled for the Meetings, the persons named as proxies may propose adjournments of the applicable Meeting to permit further solicitation of proxies.  Any adjournment will require the affirmative vote of a majority of the voting power of the outstanding shares entitled to vote on the question present at the Meeting or by proxy to be adjourned.  The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the applicable Proposal.  They will vote against any such adjournment those proxies required to be voted against the applicable Proposal.  They will not vote any proxy that directs them to abstain from voting on the applicable Proposal.

MISCELLANEOUS

Available Information

A copy of each Fund’s most recent prospectus, annual and semiannual shareholder reports, and Statement of Additional Information is available at no cost by visiting the Funds’ website at [http://USmutualfund.bailliegifford.com]; by calling collect 1-844-394-6127; by emailing northamericanvehiclesteam@bailliegifford.com (Attention: North American Vehicles Team); or by writing to Baillie Gifford at 3 Haymarket Square, Edinburgh, Scotland, UK EH3 8RY.

Other Business

Management of the Funds knows of no business other than the matters specified above that will be presented at the Meetings.  Because matters not known at the time of the solicitation may come before the Meetings, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meetings, including any adjournment or adjournments thereof, and it is the intention of the persons named in the enclosed form of proxy to vote this proxy in accordance with their judgment on such matters.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

Notice To Banks, Broker-Dealers and Voting Trustees And Their Nominees.

Please advise [Baillie Gifford Emerging Markets Equities Fund, c/o Baillie Gifford Overseas Limited, 780 Third Avenue, 43rd Floor, New York, New York 10017, or Baillie Gifford Emerging Markets ETF, c/o Baillie Gifford Overseas Limited, 780 Third Avenue, 43rd Floor, New York, New York 10017], as applicable, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

[ ], 2026

BAILLIE GIFFORD EMERGING MARKETS EQUITIES FUND, a series of

BAILLIE GIFFORD FUNDS

BAILLIE GIFFORD EMERGING MARKETS ETF, a series of

BAILLIE GIFFORD ETF TRUST

KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date BAILLIE GIFFORD FUNDS 780 THIRD AVENUE, 43RD FLOOR NEW YORK, NY 10017 When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name. 1. To approve reclassifying the diversification status of each Fund under the Investment Company Act of 1940, as amended, from "diversified" to "non-diversified". The Board unanimously recommends that you vote "FOR" the approval of the Proposal discussed above. T03405-TBD For Against Abstain ! ! ! To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. 4) To attend and vote at the meeting, please register at [TBD] To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. You can register to attend the virtual shareholder meeting at [TBD] T03406-TBD The undersigned hereby appoints Gareth Griffiths, Lesley-Anne Archibald, Alec Provost, and Christopher Labosky, and each of them separately, as Proxies of the undersigned, with full power of substitution, and hereby authorizes each of them to vote on behalf of the undersigned all shares of the Funds listed above that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund(s) to be held at [TBD] a.m., Eastern Time, on [TBD], 2026, as a virtual shareholder meeting and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of The Commonwealth of Massachusetts and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. This proxy is solicited by the Board of Trustees of Baillie Gifford Funds on behalf of the Funds. The Board recommends that you vote "FOR" the proposal. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the proposal. Abstentions do not constitute a vote "FOR" the proposal. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting. Dear Shareholder: Your vote is important. Please record your voting instructions on this card, sign it on the reverse side, and return in the envelope provided. BAILLIE GIFFORD FUNDS Baillie Gifford Emerging Markets Equities Fund Proxy for a meeting of shareholders to be held on [TBD], 2026 This proxy is solicited on behalf of the Board of Trustees of Baillie Gifford Funds

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date BAILLIE GIFFORD FUNDS 780 THIRD AVENUE, 43RD FLOOR NEW YORK, NY 10017 When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name. 1. To approve reclassifying the diversification status of each Fund under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified”. The Board unanimously recommends that you vote "FOR" the approval of the Proposal discussed above. T03403-TBD For Against Abstain ! ! ! To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. 4) To attend and vote at the meeting, please register at [TBD] To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. You can register to attend the virtual shareholder meeting at [TBD] T03404-TBD The undersigned hereby appoints Gareth Griffiths, Lesley-Anne Archibald, Alec Provost, and Christopher Labosky, and each of them separately, as Proxies of the undersigned, with full power of substitution, and hereby authorizes each of them to vote on behalf of the undersigned all shares of the Funds listed above that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund(s) to be held at [TBD], Eastern Time, on [TBD], 2026, as a virtual shareholder meeting and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of The Commonwealth of Massachusetts and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. This proxy is solicited by the Board of Trustees of Baillie Gifford Funds on behalf of the Funds. The Board recommends that you vote "FOR" the proposal. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the proposal. Abstentions do not constitute a vote "FOR" the proposal. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting. Dear Shareholder: Your vote is important. Please record your voting instructions on this card, sign it on the reverse side, and return in the envelope provided. BAILLIE GIFFORD ETF TRUST Baillie Gifford Emerging Markets ETF Proxy for a meeting of shareholders to be held on [TBD], 2026 This proxy is solicited on behalf of the Board of Trustees of Baillie Gifford ETF Trust